Execution Version
FIRST AMENDMENT TO ABL CREDIT AGREEMENT
THIS FIRST AMENDMENT TO ABL CREDIT AGREEMENT (this “Amendment”) is entered into as of August 7, 2020 by Clearwater Paper Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Lenders and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain ABL Credit Agreement, dated as of July 26, 2019 (as amended, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested that certain amendments and modifications be made to the Credit Agreement.
C.     NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.
Section 2.Amendments to Credit Agreement.
a..The Table of Contents is hereby amended to reflect the appropriate page number references and section titles as may be necessary to reflect the changes to the Credit Agreement made by this Amendment.
b..Amendments to Section 1.1.
(i)The following definitions are added to Section 1.1 where alphabetically appropriate:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

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“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(ii)The definition of “Bail-In Action” is hereby amended and restated as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(iii)The definition of “Bail-In Legislation” is hereby amended and restated as follows:
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
(iv)The definition of “Consolidated Fixed Charges” is hereby amended and restated as follows:
“Consolidated Fixed Charges” means for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period, (b) scheduled principal payments made during such period on account of principal of Indebtedness of the Borrower or any Restricted Subsidiary (excluding, for the avoidance of doubt, (i) mandatory prepayments of any kind on account thereof and (ii) the payment in full of any remaining outstanding principal amount of such Indebtedness on the scheduled maturity date thereof to the extent refinanced with the proceeds of Indebtedness on such scheduled maturity date), (c) payments for taxes made in cash during such period, (d) Restricted Payments made in cash during such period, (e) Capital Lease Obligation payments and (f) cash contributions to any Plan, all calculated for the Borrower and its Restricted Subsidiaries on a consolidated basis and, to the extent applicable, in accordance with GAAP.
(v)The definition of “Investment Grade Eligible Accounts” is hereby amended and restated as follows:
“Investment Grade Eligible Accounts” means Eligible Accounts owing by an Account Debtor (a) whose securities are rated BBB- or better by S&P or Baa3 or better by Moody’s at such time or (b) is a wholly-owned subsidiary of a Person whose securities are rated BBB- or better by S&P or Baa3 or better by Moody’s at such time.
(vi)The definition of “Quarterly Borrowing Base Period” is hereby amended and restated as follows:
“Quarterly Borrowing Base Period” means each period beginning on any day the Administrative Agent receives written notice that the Borrower is electing a Quarterly Borrowing Base Period so long as during the prior 90 consecutive calendar days (a) no Revolving Loans (excluding any borrowing of Revolving Loans for the sole purpose of paying interest, fees and administrative expenses related to the Facility) have been outstanding and (b) the aggregate L/C

Obligations has been less than $10,000,000, and ending on the next day on which any Revolving Loan is made or any Letter of Credit is issued by the Issuing Lender.
(vii)The definition of “Write-Down and Conversion Powers” is hereby amended and restated as follows:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
c..Amendments to Section 2.
(i)Section 2.10 is hereby amended by replacing (i) the first instance of the phrase “12:00 Noon” with the phrase “2:00 PM” and (ii) the second instance of the phrase “12:00 Noon” with the phrase “1:00 PM”.
(ii)Section 2.12 is hereby amended by replacing (i) the first instance of the phrase “12:00 Noon” with the phrase “2:00 PM” and (ii) the second instance of the phrase “12:00 Noon” with the phrase “1:00 PM”.
d..Amendment to Section 6.1(c). Section 6.1(c) is hereby amended and restated as follows:
(c)    as soon as available, but in any event not later than 30 days after the end of each calendar month of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and a statement of cash flows related to capital expenditures, investing activities and financing activities for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and
e..Amendment to Section 6.2(g). Section 6.2(g) is hereby amended by adding the following at the end thereof:
The Borrower shall be required to update the aggregate amount and schedule, in each case, related to ineligible Accounts and ineligible Inventory concurrently with the delivery of each Borrowing Base Certificate; provided that, if neither a Quarterly Borrowing Base Period nor a Weekly Borrowing Base Period is in effect, the Borrower shall not be required to provide such update concurrently with the Borrowing Base Certificate to be delivered with respect to the first two months of each fiscal quarter unless (i) a Default or Event of Default is continuing, (ii) a Full Cash Dominion Period is in effect, or (iii) the aggregate amount of Loans outstanding are greater than or equal to ten percent (10%) of the Total Commitments.

f..Amendment to Section 7.8(d). Section 7.8(d) is hereby amended and restated to read as follows:
“prepayments of the Term Loans or Term Loan Incremental Equivalent Debt ranking pari passu in right of security with the Term Loans so long as (A) the Payment Conditions are met or (B) such Restricted Debt Payment is made using the Net Cash Proceeds of any Disposition of Term Loan Priority Collateral.”
g..Amendment to Section 10.19. Section 10.19 is hereby amended and restated to read as follows:
10.19    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
h..Amendment to Exhibit J. Exhibit J to the Credit Agreement is hereby amended and restated by replacing it with the attached Annex I.
Section 3.Conditions Precedent. This Amendment shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement) (such date, the “First Amendment Effective Date”):
a..Execution and Delivery. The Administrative Agent shall have received from the Loan Parties and the Lenders constituting the Supermajority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
b..Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
c..No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by Section 10.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.Miscellaneous.
a..Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
b..Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.
c..No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
d..Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent).
e..NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
f..GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	CLEARWATER PAPER CORPORATION

By:
Name:
Title:

Signature Page to First Amendment to
ABL Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Signature Page to First Amendment to
ABL Credit Agreement

LENDER:	[●]

By:
Name:
Title:

Signature Page to First Amendment to
ABL Credit Agreement

Annex I